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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference and use of our report, dated February 12, 2004 (which report is included in Item 8 of the Annual Report on Form 10-K of CNB Corporation for the year ended December 31, 2003) in CNB Corporation's Form S-8 for the 2004 Stock Purchase Plan.

                                       /s/ Crowe Chizek and Company LLC

                                        Crowe Chizek and Company LLC

South Bend, Indiana
April 1, 2004